JNL SERIES TRUST
                               MULTIPLE CLASS PLAN

     This Multiple Class Plan (this "Plan") has been approved pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), by a majority of the Trustees of JNL Series Trust (the "Trust"), a series-type, registered open-end management investment company, with respect to each of the Trust's investment portfolios (each a "Fund") as shown on Schedule A hereto, as amended from time to time.

1. CLASS DESIGNATIONS. Each Fund is authorized to issue from time to time the following classes of shares:

                                    Class A

                                    Class B

2. CLASS A SHARES. Class A Shares of a Fund will be offered for sale subject to a 12b-1 Fee, pursuant to the Trust's Distribution Plan (the "Distribution Plan"). For purposes hereof, "12b-1 Fee" refers to the fee authorized under the Trust's Distribution Plan, pursuant to Rule 12b-1 under the 1940 Act, that reflects the use of a portion of a Fund's assets to finance shareholder services or certain activities expected directly or indirectly to result in the sale of the relevant Fund's Class A Shares. Imposition of the 12b-1 Fee is subject to any required approval by the Trust's Board of Trustee and/or affected Class A Fund shareholders.

3. CLASS B SHARES. Class B Shares of a Fund will be offered for sale without being subject to a 12b-1 Fee.

4. RELATIVE RIGHTS AND OBLIGATIONS. Each class of shares of a Fund will represent interests in the same portfolio of investments of the Fund and will have in all respects the same rights and obligations as each other class of the Fund, except as otherwise provided herein. Each class of shares may be subject to different investment minimums and other conditions of eligibility as may be described in the prospectus for the particular class of shares, as from time to time in effect.

5. CLASS EXPENSES. Each class of shares of a Fund will pay all of the expenses of an arrangement for shareholder services or the distribution of shares or both that is specific to that class, including the fees and expenses of any plan adopted pursuant to Rule 12b-1 relating to the particular class (including the expenses of obtaining shareholder approval of any such plan or amendment thereto) and any shareholder or administrative services plan or agreement relating to the particular class but not adopted under Rule 12b-1; and each class may, to the extent practicable, pay a different share of other expenses (excluding advisory or custodial fees or other expenses related to the management of the Fund's assets), if such other expenses are actually incurred in a different amount by that class or the class receives services of a different kind or to a different degree than other classes, including any incremental transfer agency fees attributable to the particular class and, consistent with rulings and other published statements of position of the Internal Revenue Service, any expenses of the Fund's operations that are directly attributable to the particular class.

6. INCOME, GAIN, AND LOSSES AND FUND-WIDE EXPENSES. Income, gain, and losses and expenses not allocated to a particular class of shares of a Fund will be allocated in accordance with Rule 18f-3(c) or any successor provision. As a result of differences in allocated expenses, it is expected that the net income of, and dividends payable to, each class of shares will vary. Dividends and distributions paid to each class will be calculated in the same manner, on the same day and at the same time.

7. WAIVERS AND REIMBURSEMENTS. Expenses may be waived or reimbursed by a Fund's adviser, underwriter or any other provider of services to the Fund.

8. CONVERSION FEATURES. Shares of one class of a Fund may not be converted into shares of another class of the same Fund.

9. EXCHANGE PRIVILEGES. Shares of each class of a Fund may be exchanged for shares of the same class of another Fund or, if the other Fund has only one class of shares, for shares of that class, but in either case only to the extent otherwise permitted as described in the prospectus for the particular class of shares, as from time to time in effect.

10. VOTING RIGHTS. Each class of shares of a Fund will have (i) exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and (ii) separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

11. AMENDMENTS. All material amendments to this Plan must be approved pursuant to Rule 18f-3 by a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust.


ADOPTED: APRIL 30, 2007


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
                                                    SCHEDULE A
                                               INVESTMENT PORTFOLIOS

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                                           FUND                                                       CLASS
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                                                                                                     Class A
JNL/AIM Large Cap Growth Fund
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                                                                                                     Class B
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JNL/AIM Real Estate Fund                                                                             Class A
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                                                                                                     Class B
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JNL/AIM Small Cap Growth Fund                                                                        Class A
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                                                                                                     Class B
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JNL/Credit Suisse Global Natural Resources Fund                                                      Class A
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                                                                                                     Class B
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JNL/Credit Suisse Long/Short Fund                                                                    Class A
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                                                                                                     Class B
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JNL/Eagle Core Equity Fund                                                                           Class A
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                                                                                                     Class B
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JNL/Eagle SmallCap Equity Fund                                                                       Class A
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                                                                                                     Class B
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JNL/FI Balanced Fund                                                                                 Class A
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                                                                                                     Class B
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JNL/FI Mid-Cap Equity Fund                                                                           Class A
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                                                                                                     Class B
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JNL/Franklin Templeton Founding Strategy Fund                                                        Class A
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JNL/Franklin Templeton Global Growth Fund                                                            Class A
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                                                                                                     Class B
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JNL/Franklin Templeton Income Fund                                                                   Class A
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                                                                                                     Class B
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JNL/Franklin Templeton Mutual Shares Fund                                                            Class A
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                                                                                                     Class B
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JNL/Franklin Templeton Small Cap Value Fund                                                          Class A
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                                                                                                     Class B
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JNL/Goldman Sachs Core Plus Bond Fund                                                                Class A
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                                                                                                     Class B
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JNL/Goldman Sachs Mid Cap Value Fund                                                                 Class A
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                                                                                                     Class B
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JNL/Goldman Sachs Short Duration Bond Fund                                                           Class A
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                                                                                                     Class B
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JNL/JPMorgan International Equity Fund                                                               Class A
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                                                                                                     Class B
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JNL/JPMorgan International Value Fund                                                                Class A
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                                                                                                     Class B
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JNL/JPMorgan U.S. Government & Quality Bond Fund                                                     Class A
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                                                                                                     Class B
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JNL/Lazard Emerging Markets Fund                                                                     Class A
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                                                                                                     Class B
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JNL/Lazard Mid Cap Value Fund                                                                        Class A
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                                                                                                     Class B
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JNL/Lazard Small Cap Value Fund                                                                      Class A
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                                                                                                     Class B
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JNL/Mellon Capital Management S&P 500 Index Fund                                                     Class A
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                                                                                                     Class B
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JNL/Mellon Capital Management S&P 400 MidCap Index Fund                                              Class A
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                                                                                                     Class B
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JNL/Mellon Capital Management Small Cap Index Fund                                                   Class A
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                                                                                                     Class B
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JNL/Mellon Capital Management International Index Fund                                               Class A
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                                                                                                     Class B
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JNL/Mellon Capital Management Bond Index Fund                                                        Class A
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                                                                                                     Class B
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JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund                                      Class A
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                                                                                                     Class B
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JNL/Mellon Capital Management 10 x 10 Fund                                                           Class A
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JNL/Mellon Capital Management Index 5 Fund                                                           Class A
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JNL/Oppenheimer Global Growth Fund                                                                   Class A
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                                                                                                     Class B
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JNL/PIMCO Real Return Fund                                                                           Class A
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                                                                                                     Class B
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JNL/PIMCO Total Return Bond Fund                                                                     Class A
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                                                                                                     Class B
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JNL/PPM America High Yield Bond Fund                                                                 Class A
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                                                                                                     Class B
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JNL/PPM America Value Equity Fund                                                                    Class A
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                                                                                                     Class B
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JNL/Putnam Equity Fund                                                                               Class A
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                                                                                                     Class B
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                                                                                                     Class A
JNL/Putnam Midcap Growth Fund
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                                                                                                     Class B
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JNL/Select Balanced Fund                                                                             Class A
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                                                                                                     Class B
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JNL/Select Large Cap Growth Fund                                                                     Class A
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                                                                                                     Class B
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JNL/Select Global Growth Fund                                                                        Class A
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                                                                                                     Class B
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JNL/Select Money Market Fund                                                                         Class A
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                                                                                                     Class B
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JNL/Select Value Fund                                                                                Class A
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                                                                                                     Class B
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JNL/T. Rowe Price Established Growth Fund Class A
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                                                                                                     Class B
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JNL/T. Rowe Price Mid-Cap Growth Fund Class A
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                                                                                                     Class B
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JNL/T. Rowe Price Value Fund Class A
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                                                                                                     Class B
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JNL/S&P Managed Growth Fund                                                                          Class A
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JNL/S&P Managed Conservative Fund                                                                    Class A
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                                                                                                     Class A
JNL/S&P Managed Moderate Growth Fund
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                                                                                                     Class A
JNL/S&P Managed Moderate Fund
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JNL/S&P Managed Aggressive Growth Fund                                                               Class A
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JNL/S&P Retirement Income Fund                                                                       Class A
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JNL/S&P Retirement 2015 Fund                                                                         Class A
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JNL/S&P Retirement 2020 Fund                                                                         Class A
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JNL/S&P Retirement 2025 Fund                                                                         Class A
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JNL/S&P Moderate Retirement Strategy Fund                                                            Class A
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JNL/S&P Moderate Growth Retirement Strategy Fund                                                     Class A
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JNL/S&P Growth Retirement Strategy Fund                                                              Class A
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JNL/S&P Disciplined Moderate Fund                                                                    Class A
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JNL/S&P Disciplined Moderate Growth Fund                                                             Class A
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                                                                                                     Class A
JNL/S&P Disciplined Growth Fund
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